UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 30, 2026

GATX Corporation

(Exact name of registrant as specified in its charter)

New York	1-2328	36-1124040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

233 South Wacker Drive

Chicago, Illinois 60606-7147

(Address of principal executive offices, including zip code)

(312) 621-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	GATX	New York Stock Exchange
Common Stock	GATX	NYSE Texas, Inc

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

As previously disclosed by GATX Corporation (“GATX” or the “Company”), including in the Company’s Current Report on Form 8-K filed on January 5, 2026, as amended by the Company’s Form 8-K/A filed on March 3, 2026, GATX holds a 30% interest in GABX Leasing LLC (the “JV”), with the remaining 70% held indirectly through GABX Leasing Holding LLC (“Blocker”) by Michigan U.S. Holdings LP, an affiliate of Brookfield Infrastructure Partners L.P. and its institutional partners (collectively, “Brookfield”). Pursuant to that certain Call Option Agreement among GATX, the JV and Michigan U.S. Holdings LP (filed as Exhibit 10.4 to the January 5, 2026 Form 8-K), GATX has a series of call options that, if exercised in full, would result in GATX owning 100% of the JV through purchases of interests in Blocker.

On June 30, 2026, GATX exercised its first call option under the Call Option Agreement to acquire an interest in Blocker, thereby indirectly increasing GATX’s interest in the JV to approximately 33.535%. In connection with the exercise, the limited liability company agreement of Blocker was amended and restated (the “A&R Blocker LLC Agreement”) to, among other things, admit GATX as a member; grant GATX joint approval rights over specified fundamental actions (including, among other things, amendments, equity issuances, indebtedness, capital calls, and major transactions), and update related governance, capital (including funding mechanics), and transfer provisions. The A&R Blocker LLC Agreement further provides that Brookfield will continue as Managing Member under such agreement unless and until GATX owns 100% of the outstanding units of Blocker.

The foregoing description of the A&R Blocker LLC Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the A&R Blocker LLC Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

10.1*	Amended and Restated Limited Liability Company Agreement of GABX Leasing Holding LLC, dated as of June 30, 2026.

10.4	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules and certain portions of this exhibit have been omitted pursuant to Item 601(a)(5) and Item 601(b)(10)(iv) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GATX CORPORATION
(Registrant)

/s/ Thomas A. Ellman
Thomas A. Ellman Executive Vice President, Chief Financial Officer

Date: July 1, 2026